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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2001


MANAGEMENT OF THE TRUST
SUBADVISORY ARRANGEMENTS

The following change has been made to the portfolio management of the Dynamic Growth Trust, Subadviser of the Trust as outlined below:

Janus Capital Corporation ("Janus") - Dynamic Growth Trust

         Matthew A. Ankrum no longer manages the Dynamic Growth Trust. The new portfolio manager for this Trust is Jim Goff. Mr. Goff joined Janus in 1988 and has run the Janus Enterprise Fund since its inception in September 1992 and has also been co-manager of Janus Venture Fund in the past.



                   THE DATE OF THIS SUPPLEMENT IS JUNE 11, 2001